SHAREHOLDER LETTER


CONTENTS

Shareholder Letter ....................................................        1

Performance Summary ...................................................        7

Dividend Reinvestment
and Cash Purchase Plan ................................................        9

Annual Meeting of
Shareholders ..........................................................       13

Financial Highlights &
Statement of Investments ..............................................       14

Financial Statements ..................................................       19

Notes to
Financial Statements ..................................................       23

Independent
Auditors' Report ......................................................       26

Tax Designation .......................................................       27


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Multi-Income Trust seeks to provide high, current income consistent with preservation of capital.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Multi-Income Trust's annual report covering the period ended March 31, 2001. The 12 months under review continued the volatile trend that has overtaken the financial markets in the past several years.

The Trust's fiscal year began with a strong economy and the Federal Reserve Board's (the Fed's) continued battle against inflation. On May 16, 2000, the Fed raised interest rates for the third and final time in 2000. Meanwhile, several forces began slowing the economy and dampening most financial markets. The stock markets, particularly the Nasdaq Composite Index (Nasdaq(R)), began a downward trend in March 2000 largely because of valuation concerns.(1) Higher energy costs cut into consumers' discretionary income as well as contributed to a deteriorating corporate earnings outlook. Finally, higher interest rates began slowing the economy. The net result of these factors on the financial markets was rising investor risk aversion.

As investors became less aggressive, riskier asset classes performed poorly while more defensive assets enjoyed positive performance. Stock markets, which had initially faltered due


1. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes over 4,000 companies.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 15.

to high valuations, fell further as deteriorating earnings came to the forefront. During the year under review, the Nasdaq plunged 59.42%, the Standard & Poor's 500(R) Composite Index dropped 21.68% and the Dow Jones(R) Industrial Average fell 8.28%. (2) High yield bonds reported weak performance, with 0.76% total return, negatively impacting the Trust's performance.(3) Meanwhile, utility stocks, traditionally considered conservative stock investments, returned 54.44% for the period, as measured by Standard & Poor's Electric Companies Index.(4) The price of the 10-year Treasury note rose as its yield fell more than 100 basis points, from 6.00% to 4.97%. As falling stock markets and slowing earnings became more pronounced, the Fed became more concerned about economic weakness than inflation. Consequently, the Fed lowered interest rates three times in the first quarter of 2001.


[PIE CHART]

PORTFOLIO BREAKDOWN

Based on Total Market Value 3/31/01

Corporate Bonds                                                            47.8%
Utilities Stocks                                                           42.5%
Misc. Equities & Preferred Stocks                                           5.8%
Convertible Bonds                                                           0.6%
Foreign Currency Denominated Bonds                                          0.3%
Cash & Equivalents                                                          3.0%

The Trust sought to take advantage of the opportunities created by market volatility. In late 2000, when the high yield market was trading at spreads to Treasuries not seen since the last recession, we initiated several new positions and added to existing holdings whose fundamental performance remained strong but at prices that had been impacted by the weak market. At the same time, when utility stocks' valuations had run up in



2. Source: Standard and Poor's Micropal. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, publicly traded U.S. companies.

3. Source: Standard and Poor's Micropal. Credit Suisse First Boston Global High Yield (CSFB HY) Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index has been maintained since 1986 and follows a total of 250 sectors. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

4. Source: Standard and Poor's Micropal. The S&P Electric Companies Index is a capitalization-weighted index that measures the performance of the electric companies sector of the S&P 500. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

November and early December, we selectively lightened our exposure to that sector. In first quarter 2001, we continued to add selectively to our high yield bond allocation, while selling bonds of companies that we believed might suffer in an economic slowdown. In the utilities sector, we shifted our allocation away from companies we considered were exposed to the California energy crisis. In this overall volatile environment, the Trust's cumulative total return for the year under review was +18.39% based on the change in net asset value and +33.54% based on the change in market price on the New York Stock Exchange, as shown in the Performance Summary beginning on page 7.

TOP 10 HOLDINGS
3/31/01


                                                                     % OF TOTAL
COMPANY                                                                 MARKET
INDUSTRY (SECURITY TYPE)                                                 VALUE
-------------------------------------------------------------------------------
Exelon Corp.                                                             4.4%
Utility (stock)

Duke Energy Corp.                                                        3.4%
Utility (stock)

Reliant Energy Inc.                                                      3.4%
Utility (stock)

Xcel Energy Inc.                                                         3.0%
Utility (stock)

FPL Group Inc.                                                           2.8%
Utility (stock)

Enron Corp.                                                              2.4%
Utility (stock)

Dominion Resources Inc.                                                  2.2%
Utility (stock)

TXU Corp.                                                                2.2%
Utility (stock)

Entergy Corp.                                                            2.1%
Utility (stock)

DTE Energy Co.                                                           2.0%
Utility (stock)



SECTOR DISCUSSIONS

COMMUNICATIONS

The 12 months under review were difficult for telecommunications, mainly due to the general risk aversion that permeated the market for most of the period. The disappointing operating performance by several companies in this sector also contributed to its struggles. In light of the difficult market conditions, we maintained our focus on companies with strong liquidity and proven access to capital. During the period, we initiated a position in McLeodUSA, a competitive local exchange carrier (CLEC) whose business plan is fully funded. The company was ahead of analysts' expectations for the first quarter of 2001 and maintained its long streak of positive quarters of earnings before interest, tax, depreciation and amortization (EBITDA). Due to its concern about a slower-growth economy and a changing market, McLeodUSA adjusted its business plan to improve cash flow. The company's new plan describes one of the clearest paths to growth and profitability in the industry.

COMMUNICATIONS - WIRELESS

The wireless sector continued to experience improving fundamentals during the reporting period. Innovative technology and attractive pricing plans led to an increase in the number of users, driving demand growth. New service offerings such as wireless Internet and other data applications should fuel further demand growth in the future. We initiated a position in Triton PCS as we sought to take advantage of the cellular sector's expected growth. Strong demand growth also gave rise to an attractive merger and acquisition environment. Voicestream Wireless bonds, a Trust holding, rallied during the period as it became more likely that the company would be purchased by investment grade-rated Deutsche Telekom.

PROCESS INDUSTRIES - CHEMICALS

Two types of companies make up the high yield chemical sector. Commodity chemical producers, which include petrochemicals, suffered during the reporting period as an unprecedented spike in crude oil and natural gas increased their costs, while a slowing economy reduced demand for their products. Specialty chemical producers, on the other hand, are further removed from the commodity side of the business, in terms of both costs and sales. Demand for their products held up better during the period, and their costs were not as impacted by crude oil and natural gas prices. As evidence of a slowing economy became more clear, we reduced our overall chemical exposure and shifted our focus to the more defensive specialty names, away from commodity chemical producers. The Trust purchased the bonds of Resolution Performance Products, one of only three global manufacturers of epoxy resins, and the bonds of PMD Group, a producer of numerous specialty chemicals, seeking to take advantage of the more stable nature of their cash flows. We sold our holdings in Lyondell Chemical, a commodity producer whose bonds were trading at a premium to par despite weakening results and an uncertain fundamental outlook.

DIVIDEND DISTRIBUTIONS
4/1/00 - 3/31/01

                                                                       DIVIDEND
MONTH                                                                 PER SHARE
--------------------------------------------------------------------------------
April                                                                 5.6 cents

May                                                                   5.6 cents

June                                                                  5.6 cents

July                                                                  5.6 cents

August                                                                5.6 cents

September                                                             5.6 cents

October                                                               5.6 cents

November                                                              5.6 cents

December                                                              5.6 cents

January                                                               5.6 cents

February                                                              5.6 cents

March                                                                 5.6 cents
--------------------------------------------------------------------------------
TOTAL                                                                67.2 CENTS


HEALTH SERVICES

The health care industry benefited on two fronts during the reporting period. First, private payers and Medicare increased their payouts to hospitals and other health care providers. Second, as economic uncertainty became more pronounced, the health care industry's stable revenue streams attracted investors. Given the slowing economic environment, we increased our exposure to this defensive sector, purchasing HCA bonds. HCA owns a nationwide portfolio of hospitals, which enables it to negotiate attractive deals with managed care payers and other hospital suppliers. Recently, HCA also largely resolved the government's investigation of Medicare fraud at its hospitals.

UTILITIES - ELECTRIC

Electric utility stocks performed exceptionally well during the reporting period, as their solid earnings growth, high relative yields and lower than historical valuations appealed to investors fleeing more risky assets. As valuations returned to more historical levels in late 2000, we selectively lowered our exposure to the sector. The California energy crisis, coupled with the Fed's initiation of interest rate reductions in January 2001, produced a pullback in most utilities' equity valuations in the first quarter of the year. Overall, we believe that the better growth opportunities created by deregulation should improve the sector's outlook, and we invested seeking to take advantage of such opportunities.

WHAT'S AHEAD

Deteriorating corporate earnings and increased risk aversion were among the factors that led the Fed to cut interest rates three times by March 20, 2001. With the Fed now in an easing mode, we believe the environment for fixed income assets, including high yield bonds and utility stocks, should improve. Although economic growth has clearly slowed and the risk of a recession is real, high yield bonds' spread to Treasuries stood at 8.27% on March 31, 2001, well above the historical 15-year average of 5.20%.(5) We think this wide spread indicates that high yield bonds are already pricing in the risk of a recession and that investors are more than compensated for such a risk. As the volatility in the major stock market indexes continues, we believe utility stocks may once again benefit as investors seek more defensive asset classes. Overall, with the valuations on the Trust's major asset classes attractive on a historical basis, and with the Fed easing rates in an effort to boost the economy, we hold a positive outlook for the Trust.

Sincerely,


/s/ Christopher J. Molumphy


Christopher J. Molumphy
Senior Portfolio Manager



/s/ Glenn I. Voyles


Glenn I. Voyles
Portfolio Manager
Franklin Multi-Income Trust


5. Source: Standard and Poor's Micropal.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 3/31/01

Distributions and returns will vary based on earnings of the Trust's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Trust's operating expenses. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION

                                             CHANGE         3/31/01      3/31/00
--------------------------------------------------------------------------------
Net Asset Value                              +$0.83          $9.80         $8.97
Market Price (NYSE)                          +$1.62          $8.62         $7.00
DISTRIBUTIONS (4/1/00-3/31/01)
Dividend Income                              $0.672


PERFORMANCE

                                                 1-YEAR      5-YEAR      10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)

 Based on change in net asset value              +18.39%     +56.92%    +238.87%

 Based on change in market price                 +33.54%     +62.99%    +220.67%

Average Annual Total Return(1)

 Based on change in net asset value              +18.39%      +9.43%     +12.98%

 Based on change in market price                 +33.54%     +10.26%     +12.36%

Distribution Rate (2)                     7.80%



1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of the Trust's 5.6 cent per share March monthly dividend and the NYSE closing price of $8.62 on 3/31/01.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Trust's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

PORTFOLIO OPERATIONS


CHRISTOPHER J. MOLUMPHY
Senior Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Multi-Income Trust since 1991.


GLENN I. VOYLES
Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Glenn Voyles is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from Stanford University. He joined Franklin Templeton in 1993. He is a member of Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR).

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), P.O. Box 8030, Boston, Massachusetts 02266-8030, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Trust purchased on your behalf by the Plan Agent.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to Franklin Multi-Income Trust and sent to PFPC Inc., Attn: Franklin Multi-Income Trust, P.O. Box 8030, Boston, Massachusetts 02266-8030.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 15th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than 2 business days before an investment date. Payments received less than 2 business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with the Plan. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value you will receive shares at a price greater than net asset value per share in connection with purchases through the Plan.

You will receive a monthly account statement from the Plan Agent, showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you may specify either: (a) that you wish to receive, without charge, stock certificates issued in your name for all full shares; or (b) that you prefer the Plan Agent to sell your shares and send you the proceeds less brokerage commissions and a $5.00 fee. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN MULTI-INCOME TRUST
MINUTES OF THE ANNUAL
SHAREHOLDERS' MEETING


At an Annual Meeting of Shareholders of Franklin Multi-Income Trust (the "Fund") held on September 7, 2000, shareholders approved the following:

1. Regarding the proposal to elect nominees for Trustees:

                                                                       BROKER
TRUSTEES                    SHARES FOR            WITHHELD            NON-VOTE
--------------------------------------------------------------------------------
Robert F. Carlson          4,785,295.522         245,956.791              0
S. Joseph Fortunato        4,785,071.522         246,180.791              0
Frank W.T. LaHaye          4,789,345.522         241,906.791              0

2. Regarding the proposal to ratify the selection of PricewaterhouseCoopers LLP, as independent auditors for the Fund's fiscal year ending March 31, 2001:

                                                                    BROKER
SHARES FOR           SHARES AGAINST             ABSTAIN            NON-VOTE
--------------------------------------------------------------------------------
4,970,787.433          26,196.880             34,268.000               0

3. Regarding the proposal to grant the proxyholders the authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof:

                                                                    BROKER
 SHARES FOR           SHARES AGAINST            ABSTAIN            NON-VOTE
--------------------------------------------------------------------------------
4,667,574.122          261,076.130            102,602.061              0

FRANKLIN MULTI-INCOME TRUST
Financial Highlights

                                                                               YEAR ENDED MARCH 31,
                                                    ---------------------------------------------------------------------------
                                                       2001            2000            1999            1998            1997
                                                    ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $    8.97       $   10.04       $   11.98       $   10.34       $   10.61
                                                    ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..........................         .66             .71             .76             .72             .79
 Net realized and unrealized gains (losses) .....         .84            (.84)          (1.70)           2.18              --
                                                    ---------------------------------------------------------------------------
Total from investment operations ................        1.50            (.13)           (.94)           2.90             .79
                                                    ---------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................        (.67)           (.70)           (.77)           (.77)           (.77)
 Net realized gains .............................          --            (.24)           (.23)           (.49)           (.29)
                                                    ---------------------------------------------------------------------------
Total distributions .............................        (.67)           (.94)          (1.00)          (1.26)          (1.06)
                                                    ---------------------------------------------------------------------------
Net asset value, end of year ....................   $    9.80       $    8.97       $   10.04       $   11.98       $   10.34
                                                    ===========================================================================
Market value, end of year(a) ....................   $   8.620       $   7.000       $   9.000       $  11.000       $   9.375
                                                    ===========================================================================

Total return (based on market value per share) ..       33.54%         (12.29)%         (9.58)%         32.57%          16.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $  57,412       $  52,559       $  58,827       $  70,190       $  60,594
Ratios to average net assets:
 Expenses .......................................        3.23%           3.30%           3.07%           3.00%           3.14%
 Net investment income ..........................        6.88%           7.33%           6.87%           6.47%           7.48%
Portfolio turnover rate .........................       26.72%          30.42%          24.31%          45.31%          44.40%
Total debt outstanding at end of year (000's) ...   $  16,000       $  16,000       $  16,000       $  16,000       $  16,000
Asset coverage per $1,000 of debt ...............   $   3,588       $   3,285       $   3,677       $   4,387       $   3,787
Average amount of notes per share during the year   $    2.73       $    2.73       $    2.73       $    2.73       $    2.73

(a) Based on the last sale on the New York Stock Exchange.


                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2001

                                                                                                SHARES/
                                                                                               WARRANTS                  VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 57.1%
    COMMUNICATIONS 3.1%
    AT&T Corp. .............................................................................   37,500                $   798,750
    BellSouth Corp. ........................................................................   24,000                    982,080
(a) Loral Space & Communications Ltd., wts., 1/15/07 .......................................    1,000                      4,250
                                                                                                                     -----------
                                                                                                                       1,785,080
                                                                                                                     -----------
    CONSUMER SERVICES .1%
    Marriott International Inc., A .........................................................    1,052                     43,321
                                                                                                                     -----------
    ENERGY MINERALS 2.1%
    Ultramar Diamond Shamrock Corp. ........................................................   33,300                  1,204,794
                                                                                                                     -----------
    NON-ENERGY MINERALS
(a) Gulf States Steel Inc., wts., 4/15/03 ..................................................    1,000                          1
                                                                                                                     -----------
    PRODUCER MANUFACTURING .1%
(a) Harvard Industries Inc. ................................................................   27,466                     42,572
                                                                                                                     -----------
    UTILITIES 51.7%
    Allegheny Energy Inc. ..................................................................   30,000                  1,387,800
    American Electric Power Co. Inc. .......................................................   17,500                    822,500
    Atmos Energy Corp. .....................................................................   35,000                    833,000
    CMS Energy Corp. .......................................................................   30,000                    887,700
    Dominion Resources Inc. ................................................................   25,000                  1,611,750
    DPL Inc. ...............................................................................   25,000                    702,500
    DTE Energy Co. .........................................................................   37,050                  1,474,590
    Duke Energy Corp. ......................................................................   59,600                  2,547,304
    Enron Corp. ............................................................................   30,000                  1,743,000
    Entergy Corp. ..........................................................................   40,000                  1,520,000
    Exelon Corp. ...........................................................................   50,000                  3,280,000
    FPL Group Inc. .........................................................................   33,900                  2,078,070
    Montana Power Co. ......................................................................   15,000                    211,500
    NSTAR ..................................................................................   15,500                    593,650
    Pinnacle West Capital Corp. ............................................................   25,000                  1,146,750
    Public Service Enterprise Group Inc. ...................................................   11,100                    479,076
    Puget Energy Inc. ......................................................................   25,000                    572,000
    Reliant Energy Inc. ....................................................................   55,400                  2,506,850
    SCANA Corp. ............................................................................   12,621                    342,660
    Sempra Energy ..........................................................................    3,202                     74,543
    Southern Co. ...........................................................................   30,000                  1,052,700
    TXU Corp. ..............................................................................   40,000                  1,652,800
    Xcel Energy Inc. .......................................................................   73,000                  2,198,030
                                                                                                                     -----------
                                                                                                                      29,718,773
                                                                                                                     -----------
    TOTAL COMMON STOCKS AND WARRANTS (COST $22,225,868) ....................................                          32,794,541
                                                                                                                     -----------
    PREFERRED STOCKS 1.5%
    Sinclair Capital, 11.625%, pfd. (COST $1,000,000) ......................................   10,000                    842,500
                                                                                                                     -----------
    CONVERTIBLE PREFERRED STOCKS 3.7%
    CONSUMER SERVICES .3%
    Host Marriott Corp., 6.75%, cvt. pfd. ..................................................    4,400                    173,250
                                                                                                                     -----------

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                               SHARES                    VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCKS (CONT.)
    UTILITIES 3.4%
    CMS Energy Trust I, 7.75%, cvt. pfd. .................................................     22,000                $   935,000
    Mirant Trust I, 6.25%, cvt. pfd., A ..................................................      1,600                    119,200
    Utilicorp United Inc., 9.75%, cvt. pfd. ..............................................     27,300                    929,565
                                                                                                                     -----------
                                                                                                                       1,983,765
                                                                                                                     -----------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $2,050,768) .................................                             2,157,015
                                                                                                                     -----------

                                                                                            PRINCIPAL
                                                                                            AMOUNT(d)
                                                                                            ---------
    BONDS 62.2%
    COMMERCIAL SERVICES .9%
(c) AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 .....................  $ 250,000                      3,438
    Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 (United Kingdom) .........    700,000                    528,500
                                                                                                                     -----------
                                                                                                                         531,938
                                                                                                                     -----------
    COMMUNICATIONS 16.1%
    Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04,
      11.25% thereafter, 8/01/11 .........................................................  1,000,000                    720,000
    Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 ......................  1,000,000                  1,050,000
    Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02,
      11.25% thereafter, 7/15/07 .........................................................  1,250,000                  1,093,750
    Level 3 Communications Inc., senior note, 9.125%, 5/01/08 ............................  1,000,000                    715,000
    Loral Space and Communications Ltd., senior disc. note, zero cpn. to 1/15/02,
      12.50% thereafter, 1/15/07 .........................................................  1,000,000                    270,000
    McLeodUSA Inc., senior note, 11.375%, 1/01/09 ........................................    500,000                    492,500
(c) Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ....................................  1,000,000                     85,000
    Millicom International Cellular SA, senior disc. note, zero cpn. to 6/01/01,
      13.50% thereafter, 6/01/06 (Luxembourg) ............................................  1,500,000                  1,342,500
    Nextel Communications Inc., senior note, 9.375%, 11/15/09 ............................  1,000,000                    852,500
    Nextel Partners Inc., senior sub. note, 11.00%, 3/15/10 ..............................    300,000                    265,500
    NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 ..........................    500,000                    297,500
    NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 ............................    500,000                    287,500
    Triton PCS Inc., senior sub. note, 144A, 9.375%, 2/01/11 .............................    500,000                    485,000
    Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 ...........................    500,000                    550,000
    Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ...................  1,000,000                    755,000
                                                                                                                     -----------
                                                                                                                       9,261,750
                                                                                                                     -----------
    CONSUMER NON-DURABLES .9%
    Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ....................  1,000,000                    505,000
(c) Specialty Retailers Inc., senior note, B, 8.50%, 7/15/05 .............................    500,000                     26,875
                                                                                                                     -----------
                                                                                                                         531,875
                                                                                                                     -----------
    CONSUMER SERVICES 20.6%
    Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ........................  1,000,000                  1,065,000
    AMFM Inc., senior note, 8.00%, 11/01/08 ..............................................    500,000                    518,750
    AMFM Inc., senior sub. note, B, 8.75%, 6/15/07 .......................................    500,000                    526,250
    Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
      9.92% thereafter, 4/01/11 ..........................................................  1,000,000                    702,500
    Charter Communications Holdings LLC, senior note, 11.125%, 1/15/11 ...................    500,000                    536,250
    Diamond Holdings PLC, senior note, 9.125%, 2/01/08 (United Kingdom) ..................    500,000                    410,000
    Echostar Broadband Corp., senior note, 10.375%, 10/01/07 .............................  1,000,000                  1,025,000
    Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02, 9.75%
      thereafter, 8/15/07 ................................................................  1,000,000                    915,000

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                            PRINCIPAL
                                                                                            AMOUNT(d)                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    CONSUMER SERVICES (CONT.)
    Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09 ...................  $1,000,000                $   995,000
    Host Marriott LP, senior note, 144A, 9.25%, 10/01/07 ................................     500,000                    511,250
    LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03, 10.00% thereafter,
      3/01/08 ...........................................................................     850,000                    603,500
    Mandalay Resort Group, senior note, 9.50%, 8/01/08 ..................................     100,000                    105,000
    Mandalay Resort Group, senior sub. note, 10.25%, 8/01/07 ............................     500,000                    517,500
    Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07 ...................   1,000,000                  1,042,500
    Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 .........................     600,000                    606,000
    Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 .............................   1,100,000                  1,149,500
    Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04, 9.25%
      thereafter, 4/15/09 (United Kingdom) ..............................................     500,000                    296,250
    United Pan-Europe Communications NV, senior disc. note, zero cpn. to 8/01/04,
      12.50% thereafter, 8/01/09 (Netherlands) ..........................................     700,000                    248,500
                                                                                                                     -----------
                                                                                                                      11,773,750
                                                                                                                     -----------
    ENERGY MINERALS 1.7%
    Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 (Mexico) ..............     900,000                    956,250
                                                                                                                     -----------
    HEALTH SERVICES 1.7%
    HCA-The Healthcare Co., 8.75%, 9/01/10 ..............................................     400,000                    427,000
    Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 .....................     600,000                    562,500
                                                                                                                     -----------
                                                                                                                         989,500
                                                                                                                     -----------
    HEALTH TECHNOLOGY 1.8%
    Fresenius Medical Care Capital Trust I, 9.00%, 12/01/06 .............................   1,000,000                  1,015,000
                                                                                                                     -----------
    INDUSTRIAL SERVICES 4.8%
    Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ....................      500,000                   490,000
    RBF Finance Co., senior note, 11.375%, 3/15/09 ......................................      650,000                   796,973
    Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03, 9.875%
      thereafter, 2/15/08 ...............................................................      500,000                   434,375
    URS Corp., senior sub. note, 12.25%, 5/01/09 ........................................    1,000,000                 1,026,250
                                                                                                                     -----------
                                                                                                                       2,747,598
                                                                                                                     -----------
    NON-ENERGY MINERALS .5%
    Century Aluminum Co., 144A, 11.75%, 4/15/08 .........................................      300,000                   306,000
                                                                                                                     -----------
    PROCESS INDUSTRIES 7.7%
    Anchor Glass, first mortgage, 11.25%, 4/01/05 .......................................    1,000,000                   805,000
    Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09 .................    1,000,000                   985,000
    Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03, 10.75%
      thereafter, 1/15/09 ...............................................................      200,000                    69,000
    Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ...........................      200,000                   135,000
    Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 ......................    2,000,000                   650,000
(c) Pindo Deli Finance Mauritius Ltd., 10.25%, 10/01/02 (Indonesia) .....................    1,000,000                   152,500
    PMD Group Inc., senior sub. note,144A, 11.00%, 2/28/11 ..............................      200,000                   209,000
    Resolution Performance Products, senior sub. note, 144A, 13.50%, 11/15/10 ...........      400,000                   426,000
    Riverwood International, senior sub. note, 10.875%, 4/01/08 .........................    1,000,000                   955,000
                                                                                                                     -----------
                                                                                                                       4,386,500
                                                                                                                     -----------
    PRODUCER MANUFACTURING 2.6%
    Aetna Industries Inc., senior note, 11.875%, 10/01/06 ...............................    1,000,000                   355,000
    Nortek Inc., senior note, 8.875%, 8/01/08 ...........................................      250,000                   240,625

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                            PRINCIPAL
                                                                                            AMOUNT(d)                    VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    PRODUCER MANUFACTURING (CONT.)
    Nortek Inc., senior note, B, 9.125%, 9/01/07 ........................................   $  750,000               $   733,125
    Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 ...............................      150,000                   149,250
                                                                                                                     -----------
                                                                                                                       1,478,000
                                                                                                                     -----------
    TECHNOLOGY SERVICES .1%
    PSINet Inc., senior note, 11.00%, 8/01/09 ...........................................      750,000                    67,500
                                                                                                                     -----------
    TRANSPORTATION .6%
    American Commercial Lines LLC, senior note, 10.25%, 6/30/08 .........................      600,000                   363,000
                                                                                                                     -----------
    UTILITIES 2.2%
    Calpine Corp., senior note, 8.625%, 8/15/10 .........................................    1,000,000                 1,036,138
    ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa) ...........................    2,175,000       ZAR         252,187
                                                                                                                     -----------
                                                                                                                       1,288,325
                                                                                                                     -----------
    TOTAL BONDS (COST $42,087,466)                                                                                    35,696,986
                                                                                                                     -----------
    CONVERTIBLE BONDS .8%
    Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 (COST $377,606) ......................      500,000                   437,500
                                                                                                                     -----------

                                                                                                SHARES
                                                                                             -----------
    SHORT TERM INVESTMENTS 3.8%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $2,197,358) .....      2,197,358               2,197,358
                                                                                                                     -----------
    TOTAL INVESTMENTS (COST $69,939,066) 129.1% .........................................                             74,125,900
    OTHER ASSETS, LESS LIABILITIES (29.1)% ..............................................                            (16,713,748)
                                                                                                                     -----------
    NET ASSETS 100.0% ...................................................................                            $57,412,152
                                                                                                                     ===========

CURRENCY ABBREVIATION:
ZAR - South African Rand


(a) Non-income producing
(b) See Note 4 regarding investments in the "Sweep Money Fund."
(c) See Note 7 regarding defaulted securities.
(d) The principal amount is stated in U.S. dollars unless otherwise indicated.


                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001

Assets:
  Investments in securities:
    Cost .....................................................................   $ 69,939,066
                                                                                 ============
    Value ....................................................................     74,125,900
  Receivables:
    Dividends and interest ...................................................      1,067,443
  Note issuance costs (Note 3) ...............................................         66,406
                                                                                 ------------
      Total assets ...........................................................     75,259,749
                                                                                 ------------
Liabilities:
  Payables:
    Investment securities purchased ..........................................      1,370,348
    Affiliates ...............................................................         51,500
    Notes (Note 3) ...........................................................     16,000,000
    Accrued interest (Note 3) ................................................         48,000
  Distributions to shareholders ..............................................        328,026
  Other liabilities ..........................................................         49,723
                                                                                 ------------
      Total liabilities ......................................................     17,847,597
                                                                                 ------------
        Net assets, at value .................................................   $ 57,412,152
                                                                                 ------------
Net assets consist of:
  Undistributed net investment income ........................................   $   (172,668)
  Net unrealized appreciation ................................................      4,186,534
  Accumulated net realized loss ..............................................       (391,828)
  Capital shares .............................................................     53,790,114
                                                                                 ------------
      Net assets, at value ...................................................   $ 57,412,152
                                                                                 ============
  Net asset value per share ($57,412,152 / 5,857,600 shares outstanding)......   $       9.80
                                                                                 ============

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

Investment income:
  Dividends ...............................................................    $ 1,707,793
  Interest ................................................................      4,023,215
                                                                               -----------
    Total investment income ...............................................      5,731,008
                                                                               -----------
Expenses:
  Management fees (Note 4) ................................................        609,952
  Transfer agent fees .....................................................         43,814
  Custodian fees ..........................................................            902
  Reports to shareholders .................................................         14,897
  Registration and filing fees ............................................             75
  Professional fees (Note 4) ..............................................         35,558
  Trustees' fees and expenses .............................................          6,043
  Amortization of note issuance costs (Note 3) ............................         19,214
  Other ...................................................................         19,702
                                                                               -----------
    Expenses before interest expense ......................................        750,157
    Interest expense (Note 3) .............................................      1,080,000
                                                                               -----------
      Total expenses ......................................................      1,830,157
                                                                               -----------
        Net investment income .............................................      3,900,851
                                                                               -----------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments ...........................................................       (329,256)
    Foreign currency transactions .........................................         (2,842)
                                                                               -----------
      Net realized loss ...................................................       (332,098)
  Net unrealized appreciation on:
    Investments ...........................................................      5,220,835
    Translation of assets and liabilities denominated in foreign currencies            259
                                                                               -----------
      Net unrealized appreciation .........................................      5,221,094
                                                                               -----------
  Net realized and unrealized gain ........................................      4,888,996
                                                                               -----------
  Net increase in net assets resulting from operations ....................    $ 8,789,847
                                                                               ===========

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2001 AND 2000

                                                                                                   2001              2000
                                                                                               ------------      ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................................  $  3,900,851      $  4,203,819
  Net realized loss from investments and foreign currency transactions ......................      (332,098)          (65,559)
  Net unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies ..............................     5,221,094        (4,869,985)
                                                                                               ------------      ------------
     Net increase (decrease) in net assets resulting from operations ........................     8,789,847          (731,725)
 Distributions to shareholders from:
  Net investment income .....................................................................    (3,936,307)       (4,123,750)
  Net realized gains ........................................................................            --        (1,412,853)
                                                                                               ------------      ------------
 Total distributions to shareholders ........................................................    (3,936,307)       (5,536,603)
                                                                                               ------------      ------------
     Net increase (decrease) in net assets ..................................................     4,853,540        (6,268,328)
Net assets:
 Beginning of year ..........................................................................    52,558,612        58,826,940
                                                                                               ------------      ------------
 End of year ................................................................................  $ 57,412,152      $ 52,558,612
                                                                                               ============      ============
Undistributed net investment income included in net assets:
 End of year ................................................................................  $   (172,668)     $   (134,370)
                                                                                               ============      ============

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2001

Cash flow from operating activities:
 Dividends and interest received ...........................................     $  4,597,810
 Operating expenses paid ...................................................         (710,321)
 Interest expense paid .....................................................       (1,080,000)
                                                                                 ------------
    Cash provided - operations                                                      2,807,489
                                                                                 ============
Cash flow from investing activities:
  Investment purchases ....................................................       (36,667,451)
  Investment sales and maturities .........................................        37,796,269
                                                                                 ------------
    Cash provided - investments                                                     1,128,818
                                                                                 ============
Cash flow from financing activities:
  Distributions to shareholders ...........................................        (3,936,307)
                                                                                 ------------
    Cash used - financing ..................................................       (3,936,307)
                                                                                 ============
Net change in cash .........................................................               --
Cash at beginning of year ..................................................               --
                                                                                 ------------
Cash at end of year ........................................................     $         --
                                                                                 ============
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

Net investment income ......................................................     $  3,900,851
 Amortization income .......................................................       (1,088,235)
 Amortization of note issuance costs .......................................           19,214
 Increase in dividends and interest receivable .............................          (44,961)
 Increase in payables to affiliates and other liabilities ..................           20,621
                                                                                 ------------
Cash provided - operations .................................................     $  2,807,489
                                                                                 ============

                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Multi-Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

f. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will increase the recorded cost of its investments by approximately $6,937.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2001, there were an unlimited number of shares authorized ($0.01 par value). During the year ended March 31, 2001, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. SENIOR FIXED-RATE NOTES

On August 16, 1999, the Fund issued $16 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 6.75% per year, to maturity on September 15, 2004. The Notes were issued in a private placement, and are not available for resale; therefore, no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended March 31, 2001.

The issuance costs of $96,069 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.

4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Fund pays an investment management fee to Advisers of .85% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Management fees were reduced on assets invested in the Sweep Money Fund.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (continued)


4. TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Included in professional fees are legal fees of $6,489 that were paid to a law firm in which a partner was an officer of the Fund.

5. INCOME TAXES

At March 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $69,939,066 was as follows:

        Unrealized appreciation ...............  $12,990,685
        Unrealized depreciation ...............   (8,803,851)
                                                 -----------
        Net unrealized appreciation ...........  $ 4,186,834
                                                 ===========

At March 31, 2001, the Fund had tax basis capital losses of $24,985 which may be carried over to offset future capital gains. Such losses expire in 2008.

At March 31, 2001, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2000 of $366,843 and $1,383, respectively. For tax purposes, such losses will be reflected in the year ending 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2001 aggregated $18,703,502 and $19,179,130, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 49.3% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2001, the Fund held defaulted securities with a value aggregating $267,813 representing .5% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

FRANKLIN MULTI-INCOME TRUST
Independent Auditor's Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF FRANKLIN MULTI-INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Multi-Income Trust (the "Fund") at March 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 27, 2001


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FRANKLIN MULTI-INCOME TRUST
Tax Designation


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 30.68% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2001.


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